As  filed  with  the  Securities  and  Exchange  Commission   on
March 17, 2004.  Registration No. 33-18873.


                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549
-----------------------------------------------------------------------
                   Post-Effective Amendment No. 3 to
                               FORM S-8
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                                 1933
-----------------------------------------------------------------------
                     FLORIDA ROCK INDUSTRIES, INC.

FLORIDA                                        59-0573002
(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization)              Identification No.)

155 East 21st Street
Jacksonville, Florida                          32206
(Address  of principal executive offices)      (Zip code)
-----------------------------------------------------------------------

                     FLORIDA ROCK INDUSTRIES, INC.
                  1997 DIRECTORS' STOCK PURCHASE PLAN
                       (Full title of the plan)
-----------------------------------------------------------------------

                          John D. Milton, Jr.
    Executive Vice President, Treasurer and Chief Financial Officer
                         155 East 21st Street
                      Jacksonville, Florida 32206
                (Name and address of agent for service)
                             904-355-1781
                (Telephone number, including area code,
                         of agent for service)
  -------------------------------------------------------------------
                              Copies to:
                          Daniel B. Nunn, Jr.
                           McGuireWoods LLP
                         50 North Laura Street
                              Suite 3300
                      Jacksonville, Florida 32202
----------------------------------------------------------------------

                    CALCULATION OF REGISTRATION FEE

-----------  -------------  -------------  ------------  ------------

Title of     Amount to be   Proposed       Proposed      Amount of
Securities   registered     maximum        aggregate     registration
to be                       offering price offering      fee
registered                  per unit       price

-----------  -------------  -------------  ------------  -------------

Common Stock (1)
($.10 par value)   N/A          N/A            N/A            N/A

===========  =============  =============  ============  =============

     1. The Registrant previously registered 112,500 shares of common stock issuable under the 1997 Directors' Stock Purchase Plan (the "Plan").

     EXPLANATORY NOTE: Florida Rock Industries, Inc. (the "Company") files this Post-Effective Amendment No. 3 to the registration statement on Form S-8 (the "Registration Statement"), Registration Statement No. 333-18873, to file Exhibit 23.3, Consent of Ernst & Young LLP, independent public accountants, in which Ernst & Young LLP consents to the incorporation by reference into the Registration Statement of its report dated October 3, 2003 which appears in and is incorporated by reference into the Company's Current Report on Form 8-K/A as filed with the Securities and Exchange Commission (the "Commission") on October 27, 2003 and the Company's Current Report on Form 8-K/A as filed with the Commission on March 10, 2004.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida, on the 16th day of March, 2004.

                     FLORIDA ROCK INDUSTRIES, INC.
                             (Registrant)

                         By: /s/ John D. Milton, Jr.
                  ---------------------------------------
                         John D. Milton, Jr.,
    Executive Vice President, Treasurer and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of March, 2004.

SIGNATURE           TITLE            SIGNATURE               TITLE

Edward L. Baker     Director         Luke E. Fichthorn, III  Director

/s/ John D. Milton, Jr.		     /s/ John D. Milton, Jr.
----------------------------------   ----------------------------------
By: John D. Milton, Jr., Attorney-   By: John D. Milton, Jr., Attorney-
in-Fact                              in-fact


John D. Baker II    Director,        G. Kennedy Thompson      Director
                    President and
                    Chief Executive
                    Officer (Principal
                    Executive Officer)

/s/ John D. Milton, Jr.		     /s/ John D. Milton, Jr.
-----------------------------------  -----------------------------------
By: John D. Milton, Jr., Attorney-   By: John D. Milton, Jr., Attorney-
in-Fact                              in-fact



Thompson S. Baker, II  Director,Vice  J.  Dix  Druce          Director
                       President

/s/ John D. Milton, Jr.		      /s/ John D. Milton, Jr.
------------------------------------  ----------------------------------
By: John D. Milton, Jr., Attorney-    By: John D. Milton, Jr., Attorney-
in-Fact                               in-fact



Wallace A. Patzke,Jr.  Vice President,  A.R. Carpenter          Director
                       Controller, and
                       Chief Accounting
                       Officer (Principal
                       Accounting Officer)


/s/ John D. Milton, Jr.			/s/ John D. Milton, Jr.
------------------------------------   ----------------------------------
By: John D. Milton, Jr., Attorney-     By: John D. Milton, Jr., Attorney-
in-Fact                                in-fact


/s/ John D. Milton, Jr.			/s/ Tillie K. Fowler
------------------------------------   ----------------------------------
John D. Milton, Jr.    Executive Vice  Tillie K. Fowler, Director
                       President,
                       Treasurer and
                       Chief Financial
                       Officer
                       (Principal
                       Financial
                       Officer) and
                       Director


-------------------------------------   ---------------------------------
Francis  X.  Knott, Director            William  H.  Walton III, Director

     Pursuant to the requirements of the Securities Act of 1933, the Directors' Stock Purchase Plan Committee, which is the Florida Rock
Industries, Inc. Compensation Committee, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, District of Columbia on March 16, 2004.

                   The Florida Rock Industries, Inc.
                        Compensation Committee

			/s/ Tillie K. Fowler
                -----------------------------------------
                      Name:  Tillie K. Fowler
                         Title: Chairman

                             EXHIBIT INDEX

4.1(a) Restated Articles of Incorporation (incorporated by reference from Exhibit 3(a) to the Company's Form 10-Q for the quarter ended December 31, 1986).

4.1(b) Amendment to Restated Articles of Incorporation (incorporated by reference from the Company's Form 10-K for the fiscal year ended September 30, 1993).

4.1(c) Amendment to Restated Articles of Incorporation (incorporated by reference from an appendix to the Company's Proxy Statement dated December 15, 1994).

4.1(d) Amendment to the Articles of Incorporation (incorporated by reference from an exhibit to the Company's Form 10-Q for the quarter ended March 31, 1998).

4.1(e) Amendment to the Articles of Incorporation (incorporated by reference from Exhibit 4 of the Company's Form 8-K dated May 5,
       1999).

4.2(a) Restated  Bylaws  (incorporated by  reference  from  Exhibit
       3(ii)(a)  to the Company's Form 10-K for the year ended  September
       30, 1993).

4.2(b) Amendment  to  Restated  Bylaws  adopted  October  5,  1994
       (incorporated by reference from Exhibit 3(ii)(b) to the Company's Form 10-K for the year ended September 30, 1994).

4.2(c) Amendment  to  Restated  Bylaws  adopted  February  4,  1998
       (incorporated by reference from Exhibit 3(b)(3) to the Company's Form 10-Q for the quarter ended March 31, 1998).

4.3 Rights Agreements dated as of May 5, 1999, between the Company and First Union National Bank (incorporated by reference from Exhibit 4 to the Company's Form 8-K dated May 5, 1999).

4.4 Florida Rock Industries, Inc. 1997 Directors' Stock Purchase Plan (incorporated by reference from Exhibit 99.1 to the Registrant's Post-Effective Amendment No. 1 to Form S-8 filed on August 24, 2001, Registration Statement No. 333-18873).

5 Opinion of Counsel (incorporated by reference from Exhibit 5 to the Post-Effective Amendment No. 2 on Form S-8 filed on January 23, 2004, Registration Statement No. 333-18873).

23.1 Consent of Deloitte & Touche LLP, independent public accountants (incorporated by reference from Exhibit 23.1 to the Post-Effective Amendment No. 2 on Form S-8 filed on January 23, 2004, Registration Statement No. 333-18873).

23.2 Consent of Counsel (included in Opinion attached as Exhibit 5) (incorporated by reference from Exhibit 23.2 to the Post-Effective Amendment No. 2 on Form S-8 filed on January 23, 2004, Registration Statement No. 333-18873).

23.3  Consent of Ernst & Young LLP, independent public accountants.

24 Special Power of Attorney (incorporated by reference from Exhibit 24 to the Post-Effective Amendment No. 2 on Form S-8 filed on January 23, 2004, Registration Statement No. 333-18873).